PENSION PLANS. (Details Narrative) $ in Thousands	12 Months Ended
Dec. 31, 2018 USD ($)
Postretirement Plan [Member]
Expected net periodic benefit cost for 2017	$ 320
Percentage of pre-Medicare postretirement medical benefits	6.75%
Per capita cost of covered benefits	7.00%
Percentage of adjusting rate assumed health care	For purposes of determining the cost and obligation for pre-Medicare postretirement medical benefits, a 6.75% annual rate of increase in the per capita cost of covered benefits (i.e., health care trend rate) was assumed for the plan in 2018, adjusting to a rate of 4.50% in 2026.
Retirement Plan [Member]
Expected contributions by the company	$ 600
Expected net periodic benefit cost for 2017	$ 760